UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2024 (May 31, 2024)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended Revolving Credit Facility

Intercontinental Exchange, Inc. (the “Company”) is a party to that certain Credit Agreement, dated as of April 3, 2014 (as amended by (i) the First Amendment to Credit Agreement, dated as of May 15, 2015, (ii) the Second Amendment to Credit Agreement, dated as of November 9, 2015, (iii) the Third Amendment to Credit Agreement, dated as of November 13, 2015, (iv) the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, (v) the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, (vi) the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, (vii) the Seventh Amendment to Credit Agreement, dated as of August 14, 2020, (viii) the Eighth Amendment to Credit Agreement, dated as of August 21, 2020, (ix) the Ninth Amendment to Credit Agreement, dated as of March 8, 2021, (x) the Tenth Amendment to Credit Agreement, dated as of October 15, 2021, (xi) the Eleventh Amendment to Credit Agreement, dated as of May 11, 2022, and (xii) the Twelfth Amendment to Credit Agreement, dated as of May 25, 2022, the “Existing Revolving Credit Agreement”), among the Company, as borrower, the lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent, issuing lender and swingline lender, providing for a senior unsecured revolving credit facility in the aggregate principal amount of $3.9 billion.

On May 31, 2024, the Company agreed with the lenders under the Existing Revolving Credit Agreement to amend the terms of the Existing Revolving Credit Agreement (the “Thirteenth Amendment”) to make certain changes, including extending the maturity date thereunder to the date that is the fifth anniversary of the effectiveness date of the Thirteenth Amendment, being May 31, 2029.

The Existing Revolving Credit Agreement, as amended by the Thirteenth Amendment, is referred to herein as the “Revolving Credit Agreement,” and the credit facility thereunder is referred to herein as the “Revolving Credit Facility.”

The Revolving Credit Agreement provides for a $3.9 billion multi-currency revolving facility, with sub-limits for non-dollar borrowings and letters of credit and with a swingline facility available on a same day or next day basis. The Revolving Credit Agreement includes an option for the Company to propose an increase in the aggregate amount available for borrowing by up to $1.0 billion, subject to the consent of the lenders funding the increase and certain other conditions. Amounts borrowed under the Revolving Credit Agreement may be prepaid at any time without premium or penalty, and borrowings thereunder bear interest at term SOFR (or other equivalent benchmarks for other currencies) plus an applicable ratings-based margin ranging from 0.875% to 1.500% (subject to certain margin adjustments for certain other benchmarks), or, at the Company’s option, a base rate, plus an applicable ratings-based margin ranging from 0.000% to 0.500%, in each case based on a ratings-based pricing grid. The Revolving Credit Agreement contains customary “benchmark replacement” provisions providing for the replacement of existing interest rate benchmarks as a result of future discontinuations of existing interest benchmarks upon certain pre-agreed terms and conditions. The Company will also pay a ratings-based fee on undrawn amounts under the Revolving Credit Agreement ranging from 0.080% to 0.200% based on a ratings-based pricing grid.

The amounts available under the Revolving Credit Agreement are available to the Company to use for working capital and general corporate purposes including, but not limited to, acting as a backstop to the amounts issued under the Company’s commercial paper program.

The Revolving Credit Agreement contains customary representations and warranties, covenants and events of default, including (i) a leverage ratio maintenance covenant, (ii) limitations on liens on the assets of the Company or its subsidiaries, (iii) limitations on indebtedness of the Company’s subsidiaries, (iv) limitations on the sale of all or substantially all of the assets of the Company and its subsidiaries, (v) limitations on fundamental changes, and (vi) other matters.

The foregoing description of the Thirteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Thirteenth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report is incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	The Thirteenth Amendment, dated as of May 31, 2024, by and among Intercontinental Exchange, Inc., as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, amending that certain Credit Agreement, dated as of April 3, 2014, by and among Intercontinental Exchange, Inc., as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, the Second Amendment to Credit Agreement, dated as of November 9, 2015, the Third Amendment to Credit Agreement, dated as of November 13, 2015, the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, the Seventh Amendment to Credit Agreement, dated as of August 14, 2020, the Eighth Amendment to Credit Agreement, dated as of August 21, 2020, the Ninth Amendment to Credit Agreement, dated as of March 8, 2021, the Tenth Amendment to Credit Agreement, dated as of October 15, 2021, the Eleventh Amendment to Credit Agreement, dated as of May 11, 2022, and the Twelfth Amendment to Credit Agreement, dated as of May 25, 2022).

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: June 5, 2024	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel